UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                            FORM 8-K
                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                  Date of Report August 6, 2004
                (Date of earliest event reported)



                   JACKSONVILLE BANCORP, INC.
     (Exact name of registrant as specified in its charter)


                             Florida
         (State or other jurisdiction of incorporation)


           001-14853                      59-3472981
  (Commission File  Number)     (IRS Employer Identification No.)


76 S. Laura Street, Suite 104, Jacksonville, FL 32202
(Address principal executive offices)        (Zip Code)


Registrant's telephone number, including area code (904) 421-3040


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Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

          99.1 Press Release dated August 6, 2004.

Item 12.  Results of Operations and Financial Condition

       On   August  6,  2004,  Jacksonville  Bancorp,  Inc.  (the
"Company") issued a press release announcing its unaudited financial results for the 2004 second quarter earnings. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         JACKSONVILLE BANCORP, INC.
                         (Registrant)


Date:  August 10, 2004   By: /s/ Gilbert J. Pomar, III
                         ------------------------------------
                         Gilbert J. Pomar, III
                         President and Chief Executive Officer

                          EXHIBIT INDEX


 Exhibit No.
 -----------

   99.1   Press  Release  dated August 6,  2004  issued  by
          Jacksonville Bancorp, Inc.